                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    -------------------------------------------------------------------------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2000
                                                  ----------------


                        WorldWide Web NetworX Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     0-29479                58-2280078
----------------------------      -------------         -----------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.

  521 Fellowship Road, Suite 130, Mount Laurel, New Jersey   08054
  ------------------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)

       (Registrant's telephone number, including area code): 856-914-3100
                                                             ------------

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         RESIGNATIONS AND APPOINTMENTS OF DIRECTORS.

         Effective August 24, 2000, Michael Norton, William Weld, Warren Rothstein and Allan M. Cohen (the "Resigning Directors") resigned as members of the Registrant's Board of Directors (the "Board"). Pursuant to a special meeting of the Board, effective August 24, 2000, Carol Knauff and Ronald Tobia were elected to serve as members of the Board. In connection with their resignations, each of the Resigning Directors entered into an indemnification agreement with the Registrant.

                  MICHAEL NORTON. Pursuant to the terms of a Separation and Release Agreement (the "Norton Agreement"), Mr. Norton's outstanding options to purchase 250,000 shares of Common Stock at an exercise price of $2.69 per share were reduced to 90,000 shares, re-priced to $.75 per share, and became immediately exercisable. The Norton Agreement also provided for mutual release of Mr. Norton and the Registrant, and the Registrant indemnified Mr. Norton against all claims or losses incurred by Mr. Norton in connection with his service as a director, officer or legal representative of the Registrant. In addition, the Registrant agreed to file a registration statement registering the shares underlying Mr. Norton's options within 120 days of August 24, 2000.

                  WILLIAM WELD AND WARREN ROTHSTEIN. Pursuant to the terms of separate Mutual Release and Indemnification Agreements, the Registrant released Mr. Weld and Mr. Rothstein from all claims or losses arising out of the service by Mr. Weld or Mr. Rothstein as directors of the Registrant. In addition, Mr. Weld surrendered options to purchase 75,000 shares of Common Stock at an exercise price of $3.06 per share. Mr. Weld and Mr. Rothstein also released the Registrant from any and all manner of claims arising out of or relating in any way to the services performed by Mr. Weld and Mr. Rothstein as directors of the Registrant.

                  ALLAN M. COHEN. The material terms of a Consulting and Release Agreement with Mr. Cohen are described under the "Resignations of Management" section below.

         $3,600,000 LOAN AND RELATED TRANSACTIONS.

         Pursuant to a Commitment Letter, dated August 21, 2000, D.H. Blair Investment Banking Corp. ("Blair") caused its affiliate, Blair Ventures-Fund I, Inc. (the "Fund"), to make a loan in the principal amount of $3,600,000 (the "Loan") to the Registrant, which was evidenced by a Convertible Promissory Note (the "Note" and together with the Loan, the Security Agreement and the Stock Pledge Agreement, the "Loan Transaction").

         The outstanding principal amount of the Loan must be repaid on or before September 1, 2001 (the "Maturity Date"); PROVIDED, HOWEVER, that the Maturity Date may be extended, at the Fund's option, for up to an additional two years. Interest is payable at a rate of 10% per year, payable upon maturity. The Loan may be converted by the Fund at any time prior to the Maturity Date into common stock (the "Common Stock") of the Registrant at a rate of $.75 per share. Any Common Stock held by the Fund is subject to anti-dilution rights. In addition, the Fund will have two demand registration rights and unlimited piggyback registration rights, pursuant to the terms of the Note.

         The Loan may be prepaid ("Prepayment"), in whole or in part, at any time upon at least ten days written notice to the Fund. In the event of any Prepayment, however, the Registrant will issue to the Fund a warrant (the "Warrant") to purchase Common Stock in an amount equal to the Prepayment at $.75 per share, exercisable at any time on or before the Maturity Date. The Common Stock underlying the Warrant is subject to anti-dilution rights. In addition, the Fund will have two demand registration rights and unlimited piggyback registration rights.

         Pursuant to the terms of a Security Agreement and Stock Pledge Agreement, the Fund secured the Loan with a first priority security interest in all of the Registrant's assets.

         The Loan Transaction did not include a sale or purchase of Common Stock. As of August 30, 2000, Blair beneficially owned (i) 2,000,000 shares of Common Stock, (ii) an immediately exercisable warrant to purchase 214,967 shares of Common Stock at an exercise price of $1.80 per share; and (iii) through the Fund, an immediately convertible note for 4,800,000 shares of Common Stock at a rate of $.75 per share, representing 15.1% of the outstanding securities of the Registrant. In addition, Blair could be deemed to beneficially own an immediately exercisable warrant to purchase 150,000 shares of Common Stock at an exercise price of $1.80, held by Engex, Inc., a closed-end mutual fund whose investment advisor is an affiliate of Blair.(1)

ITEM 5.  OTHER EVENTS.

         RESIGNATIONS OF MANAGEMENT.

         Effective August 24, 2000, Michael Metzger, Gerard T. Drumm, John T. Banigan and Allan M. Cohen (the "Resigning Officers") resigned as officers of the Registrant. In connection with their resignations, each of the Resigning Officers entered into a separation or consulting and release agreement (collectively, the "Release Agreements") with the Registrant.

                  MICHAEL METZGER. Pursuant to the terms of a Separation and Release Agreement, Mr. Metzger was paid severance in the amount of $20,000. In addition, Mr. Metzger's outstanding options to purchase 75,000 shares of Common Stock at an exercise price of $5.15 per share were re-priced to $.75 per share and became immediately exercisable.

                  GERARD T. DRUMM. Pursuant to the terms of a Separation and Release Agreement, Mr. Drumm was paid severance in the amount of $168,750. In addition, Mr. Drumm's outstanding options to purchase 200,000 shares of Common Stock at an exercise price of $5.15 per share were re-priced to $.75 per share and became immediately exercisable.

                  JOHN T. BANIGAN. According to the terms of a Separation and Release Agreement, Mr. Banigan was paid severance in the amount of $138,750. In addition, Mr. Banigan's outstanding options to purchase 250,000 shares of Common Stock at an exercise price of $5.65 per share were re-priced to $.75 per share and became immediately exercisable.

                  ALLAN M. COHEN. Pursuant to the terms of a Consulting and Release Agreement, Mr. Cohen was paid severance in the amount of $87,500. In addition, Mr. Cohen's outstanding options to purchase 250,000 shares of Common Stock at an exercise price of $2.69 per share were re-priced to $.75 per share and became immediately exercisable. The Registrant also engaged Mr. Cohen as a consultant to provide information and render advice to the Board or the Chief Executive Officer of the Registrant. The term of the engagement is two months (the "Consulting Period"). However, the Registrant may extend the Consulting Period by up to one month. The Registrant agreed to pay Mr. Cohen a consulting fee in the amount of $16,771.00 per month.

         Each of the Release Agreements provides a mutual release between the Resigning Officer and the Registrant from any and all claims the parties may have against one another. In addition, the Registrant agreed to indemnify each of the Resigning Officers against all losses incurred by each of the Resigning Officers in connection with his service as an officer or legal representative of the Registrant. In addition, the Registrant agreed to file a registration statement registering the shares underlying each of the options held by the Resigning Officers and Evelyn Cohen within 120 days of August 24, 2000.



----------
(1) Does not include shares to which Blair may have claim that it is entitled to additional shares of Common Stock as a result of the Registrant's failure to file a registration statement covering 2,000,000 shares of Common Stock that Blair purchased in March 1999.

         MANAGEMENT PAYMENT.

         Pursuant to the terms of a Letter Agreement, the Registrant confirmed Evelyn Cohen's employment as Director of Financial Reporting and Control for a period of three months, commencing August 22, 2000. In addition, Ms. Cohen was paid a bonus in the amount of $50,000 and was granted immediately exercisable options to purchase 250,000 shares of Common Stock at an exercise price of $.75 per share. Ms. Cohen and the Registrant also released one another from any and all claims the parties may have against one another. Ms. Cohen is the sister of Allan M. Cohen.

         MUTUAL RELEASES.

         On August 22, 2000, each of Gary K. Levi and Thomas Settineri entered into Mutual Release and Indemnification Agreements with the Registrant, which provide a mutual release between each of Mr. Settineri and Mr. Levi and the Registrant from any and all claims the parties may have against one another.

         PRESS RELEASE.

         On August 28, 2000, the Registrant issued a press release in the form filed as Exhibit 99.12 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         4.1      Commitment Letter, dated August 21, 2000.

         4.2 Convertible Promissory Note, dated August 24, 2000 (including a Form of Warrant Agreement, Registration Rights Agreement, dated August 22, 2000 and Form of Warrant).

         4.3      Security Agreement, dated August 22, 2000.

         4.4      Stock Pledge Agreement, dated August 22, 2000

         4.5      Escrow Agreement, dated August 22, 2000.

         99.1 Separation and Release Agreement with John T. Banigan, dated August 24, 2000.

         99.2 Consulting and Release Agreement with Allan M. Cohen, dated August 22, 2000.

         99.3 Confirmation of Employment with Evelyn Cohen, dated August 22, 2000 (including Non-Qualified Stock Option Grant, dated
                  August 22, 2000).

         99.4     Mutual Release with Evelyn Cohen, dated August 22, 2000.

         99.5 Separation and Release Agreement with Gerard T. Drumm, dated August 24, 2000.

         99.6 Separation and Release Agreement with Michael F. Metzger, dated August 22, 2000.

         99.7 Separation and Release Agreement with Michael Norton, dated August 22, 2000.

         99.8 Mutual Release and Indemnification Agreement with Warren Rothstein, dated August 22, 2000.

         99.9 Mutual Release and Indemnification Agreement with William Weld, dated August 22, 2000.

         99.10 Mutual Release and Indemnification Agreement with Gary K. Levi, dated August 22, 2000.

         99.11 Mutual Release and Indemnification Agreement with Thomas A. Settineri, dated August 22, 2000.

         99.12    Press Release, dated August 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WORLDWIDE WEB NETWORX CORPORATION


Dated:  August 31, 2000             By:   /s/ Thomas A. Settineri
                                          -------------------------------
                                          Name:  Thomas A. Settineri
                                          Title: Acting President

                                  EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION

         4.1      Commitment Letter, dated August 21, 2000.

         4.2 Convertible Promissory Note, dated August 24, 2000 (including a Form of Warrant Agreement, Registration Rights Agreement, dated August 22, 2000 and Form of Warrant).

         4.3      Security Agreement, dated August 22, 2000.

         4.4      Stock Pledge Agreement, dated August 22, 2000.

         4.5      Escrow Agreement, dated August 22, 2000.

         99.1 Separation and Release Agreement with John T. Banigan, dated August 24, 2000.

         99.2 Consulting and Release Agreement with Allan M. Cohen, dated August 22, 2000.

         99.3 Confirmation of Employment with Evelyn Cohen, dated August 22, 2000 (including Non-Qualified Stock Option Grant, dated
                  August 22, 2000).

         99.4     Mutual Release with Evelyn Cohen, dated August 22, 2000.

         99.5 Separation and Release Agreement with Gerard T. Drumm, dated August 24, 2000.

         99.6 Separation and Release Agreement with Michael F. Metzger, dated August 22, 2000.

         99.7 Separation and Release Agreement with Michael Norton, dated August 22, 2000.

         99.8 Mutual Release and Indemnification Agreement with Warren Rothstein, dated August 22, 2000.

         99.9 Mutual Release and Indemnification Agreement with William Weld, dated August 22, 2000.

         99.10 Mutual Release and Indemnification Agreement with Gary K. Levi, dated August 22, 2000.

         99.11 Mutual Release and Indemnification Agreement with Thomas A. Settineri, dated August 22, 2000.

         99.12    Press Release, dated August 28, 2000.